                   MetLife Insurance Company of Connecticut

                               Power of Attorney

                              Eric T. Steigerwalt
  Chairman of the Board, President and Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra
L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with the MetLife Shield Level Selector/SM/ product (File No. 333-185333) and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2013.

/s/ Eric T. Steigerwalt
-------------------------
Eric T. Steigerwalt

                   MetLife Insurance Company of Connecticut

                               Power of Attorney

                               Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele
H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with the MetLife Shield Level Selector/SM/ product (File No. 333-185333) and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2013.

/s/ Peter M. Carlson
-------------------------
Peter M. Carlson

                   MetLife Insurance Company of Connecticut

                               Power of Attorney

                              Elizabeth M. Forget
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Senior Vice President of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with the MetLife Shield Level Selector/SM/ product (File No. 333-185333) and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2013.

/s/ Elizabeth M. Forget
-------------------------
Elizabeth M. Forget

                   MetLife Insurance Company of Connecticut

                               Power of Attorney

                                Gene L. Lunman
                                   Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director and Senior Vice President of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with the MetLife Shield Level Selector/SM/ product (File No. 333-185333) and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2013.

/s/ Gene L. Lunman
-------------------------
Gene L. Lunman

                   MetLife Insurance Company of Connecticut

                               Power of Attorney

                               Stanley J. Talbi
             Executive Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (the "Company"), a Connecticut company, do hereby appoint Michele
H. Abate, Paul G. Cellupica, John E. Connolly, Jr., Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933, in connection with the MetLife Shield Level Selector/SM/ product (File No. 333-185333) and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of March, 2013.

/s/ Stanley J. Talbi
-------------------------
Stanley J. Talbi